UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2007

PLAYTEX PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12620	51-0312772
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Nyala Farms Road, Westport, Connecticut		06880
(Address of Principal Executive Offices)		(Zip Code)

(203) 341-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On September 27, 2007, Playtex Products, Inc. (the “Company”) issued a press release announcing that at the Special Meeting held on September 27, 2007, the Company’s stockholders adopted the Agreement and Plan of Merger, dated as of July 12, 2007, among the Company, Energizer Holdings, Inc. (“Energizer”) and ETKM, Inc., a wholly-owned subsidiary of Energizer (the “Merger Agreement”) and approved the merger contemplated by the Merger Agreement.  The Company expects the transaction to close on or about October 1, 2007, subject to the satisfaction or waiver of remaining closing conditions.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)                                                                     Exhibits.

99.1                                                               Press release dated September 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYTEX PRODUCTS, INC.
(Registrant)

Date: September 28, 2007
	By:	/s/ Paul E. Yestrumskas
		Name:	Paul E. Yestrumskas
		Title:	Vice President, General Counsel and Secretary